UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 6, 2009

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On July 6, 2009, the Company filed the following amendments to the Company’s periodic reports with respect to the amendment and restatement of the Company’s: (i) financial statements for the annual periods in the years ended December 31, 2005 and December 31, 2006 and the quarterly periods ended March 31, 2005 through September 30, 2005, March 31, 2006 through September 30, 2006, and (ii) consolidated financial statements for the annual period in year ended December 31, 2007 and the quarterly periods ended March 31, 2007 through September 30, 2007, and in connection with responses to comments from the staff of the Securities and Exchange Commission with respect to the Company’s pending Registration Statement on Form S-1/A (File No. 333-132929):

•	Amendment No. 2 to Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2005,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2005,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2005,

•	Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2005,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2006,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2006,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2006,

•	Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2006,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2007,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2007,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2007,

•	Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2007,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2008,

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2008, and

•	Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 6, 2009

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil
President

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